UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio   45247

(Address of principal executive offices)	(Zip code)

Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI - ANNUAL REPORT	JUNE 30, 2006 - UNAUDITED

♦ JIC Institutional Bond Fund I
♦ JIC Institutional Bond Fund II
♦ JIC Institutional Bond Fund III
♦ Johnson Enhanced Return Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	June 30, 2006 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6-7
JIC Institutional Bond Fund II	8-9
JIC Institutional Bond Fund III	10-11
Johnson Enhanced Return Fund	12-13

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Change in Net Assets	16

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21-24

Disclosure of Expenses	25

Review and Renewal of Management Agreements	26

Additional Information	27

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 29, 2006
Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds' June 30, 2006 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The economic picture for the first six months of the year has been mixed. The financial markets seemed to be confused as to whether the economy has been running too strong, and will lead to higher inflation, or has been slowing too rapidly. The Federal Reserve (Fed) has continued to increase interest rates. The Federal Funds target rate has climbed from 1.00% in January, 2004 to the current rate of 5.25%. Most of the rate hikes were in response to an overheated economy. Recent Fed action has stemmed from the desire to control inflationary pressures. The latest economic data suggests that the reduction of consumer spending is cooling the economy. Housing starts are down and business inventories are up, which means the Fed may stop their steady dose of rate hikes. The U.S. economy only expanded at a growth rate at about 2.5% during the second quarter compared with the high rate of 5.6% during the first quarter. The most recent quarter is less than the 3.0% rate expected by many economists for this year and next. High energy costs and increased interest rates are largely responsible for this slowed growth.

The equity markets finished the first six month period of the year with some volatility as investors became more risk averse. For the first part of the year, expectations for moderating economic growth and tamer inflation contributed to optimism and a rising stock market. In early May, some stock indices were reaching highs not seen in several years. The equity markets shifted sharply when comments from the Fed started focusing on inflationary pressures, which triggered fears about continued interest rate increases and the effect on the economy. The sell-off that ensued was quick and broad in nature. The S&P 500 Index declined nearly 8.0% from its high before recovering. It fell 1.4% during the second quarter but was still barely positive year-to-date. Small and midcap companies started the year strong but faded during the second quarter as investors sought more stability. Cyclical stocks, another winning group in recent years, declined amidst concerns of slowing consumer spending. The Nasdaq composite index, which has substantial technology exposure, fell 7.0% and ended a streak of four straight quarters of positive gains.

The bond market was basically flat for the six-month period, but after 17 straight Fed rate increases, yields have become more attractive going forward. The Lehman Intermediate Government Corporate Index returned -0.17% for the first six months of the year. Yields have risen for long-term as well as short-term bonds, but the yield curve is still very flat (yields on short term bonds and long term bonds are similar) relative to historical norms, which means that investors are not currently earning much of a risk premium for longer term bonds. If the flat yield curve is suggesting a slowing economy, there is some expectation that interest rates could start to decline and that the yield on short term bonds could be much lower than longer term bonds.

Please take time to examine the four new mutual funds which began the first of this year. Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions.

Sincerely,

Timothy E. Johnson, President
Johnson Mutual Funds

PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED

JIC INSTITUTIONAL BOND FUND I

JIC Institutional Bond Fund I provided a 0.96% total return compared to 1.13% for the Merrill Lynch 1-3 Year Government Corporate Index (no BBB) during the first six months of 2006. Overall market returns have been held down by rising interest rates resulting in falling bond prices. The Federal Reserve increased short-term interest rates by 1.00% during the first half, while longer-term interest rates (as measured by the 10-year Treasury bond) increased 0.75%. The Fund lagged the performance of the index as the combination of its fees and the detraction from its longer-than benchmark maturity structure offset the relative performance contribution of its emphasis on non Treasury securities.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle. In this environment, it is likely that interest rate volatility will diminish, making portfolio yield of paramount importance to total returns for the remainder of the year. The Fund intends to maintain its longer-than benchmark maturity structure and emphasize quality corporate, callable government agency and mortgage-backed securities to enhance yield.

Fund I maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2006
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)	Merrill Lynch 1-3 Year Gov't/Corp Index
Six Months	0.96%	1.13%	1.14%
One Year	1.83%	1.92%	1.95%
Three Years	1.59%	1.53%	1.68%
Five Years	2.86%	3.33%	3.44%
Since Inception	3.72%	4.20%	4.28%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As of March 1, 2006, the JIC Institutional Bond Fund I has chosen the Merrill Lynch 1-3 Year Government Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style, and the Merrill Lynch 1-3 Gov’t/Corp is a supplementary benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED

JIC INSTITUTIONAL BOND FUND II

JIC Institutional Bond Fund II provided a 0.09% total return compared to -0.06% for the Merrill Lynch 3-5 Year Government Corporate Index (no BBB) during the first six months of 2006. Overall market returns have been held down by rising interest rates resulting in falling bond prices. The Federal Reserve increased short-term interest rates by 1.00% during the first half, while longer-term interest rates (as measured by the 10-year Treasury bond) increased 0.75%. These interest rates increases caused flat total returns as bond price declines nearly matched coupon. The Fund had positive relative performance contributions from its maturity structure and emphasis on non-Treasury securities. The shorter and more disperse maturity composition of the Fund was beneficial as interest rates increased. In addition, the Fund’s emphasis on non-Treasury securities, which provide incremental yield, was marginally beneficial.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle. In this environment, it is likely that interest rate volatility will diminish, making portfolio yield of paramount importance to total returns for the remainder of the year. The Fund intends to transition to a longer-than benchmark maturity structure and emphasize quality corporate, callable government agency and mortgage-backed securities to enhance yield.

Fund II maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2006
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)	Merrill Lynch 3-5 Year Gov't/Corp Index
Six Months	0.09%	-0.06%	-0.01%
One Year	0.24%	-0.26%	-0.20%
Three Years	1.24%	1.08%	1.22%
Five Years	3.74%	4.59%	4.65%
Since Inception	4.64%	5.55%	5.58%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As of March 1, 2006, the JIC Institutional Bond Fund II has chosen the Merrill Lynch 3-5 Year Government Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style, and the Merrill Lynch 3-5 Gov’t/Corp Index is a supplementary benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED

JIC INSTITUTIONAL BOND FUND III

JIC Institutional Bond Fund III provided a -0.67% total return compared to -0.91% for the Merrill Lynch 5-7 Year Government Corporate Index (no BBB) during the first six months of 2006. Overall market returns have been held down by rising interest rates resulting in falling bond prices. The Federal Reserve increased short-term interest rates by 1.00% during the first half, while longer-term interest rates (as measured by the 10-year Treasury bond) increased 0.75%. These interest rates increases caused negative total returns as bond price declines exceeded coupon. The Fund had positive relative performance contributions from its maturity structure and emphasis on non-Treasury securities. The shorter and more disperse maturity composition of the Fund was beneficial as interest rates increased. In addition, the Fund’s emphasis on non-Treasury securities, which provide incremental yield, was marginally beneficial.

Looking forward, we anticipate slower economic growth as consumer spending slows under the weight of higher energy prices and a cooling housing market. Thus, we expect the Fed to end its tightening cycle. In this environment, it is likely that interest rate volatility will diminish, making portfolio yield of paramount importance to total returns for the remainder of the year. The Fund intends to transition to a longer-than benchmark maturity structure and emphasize quality corporate, callable government agency and mortgage-backed securities to enhance yield.

Fund III maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

Average Annual Total Returns As of June 30, 2006
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)	Merrill Lynch 5-7 Year Gov't/Corp Index
Six Months	-0.67%	-0.91%	-0.85%
One Year	-0.96%	-1.52%	-1.42%
Three Years	1.35%	1.21%	1.48%
Five Years	4.38%	5.51%	5.52%
Since Inception	5.15%	6.39%	6.44%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  As of March 1, 2006, the JIC Institutional Bond Fund III has chosen the Merrill Lynch 5-7 Year Government Corporate Index with no BBB Rated Bonds as its benchmark because that Index better reflects the Fund’s investment style, and the Merrill Lynch 1-10 Gov’t/Corp (No BBB) is a supplementary benchmark. Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

PERFORMANCE REVIEW - JUNE 30, 2006 - UNAUDITED

JOHNSON ENHANCED RETURN FUND

The Johnson Enhanced Return Fund provided a total return of 2.07% compared to 2.71% for the Standard and Poor’s 500 Index during the first six months of 2006. After solid returns of nearly 7% through early May, the stock market reversed course and gave up nearly all its returns by the end of the second quarter. After responding positively in early parts of the year to a growing economy and higher corporate earnings, the market reacted negatively later in the first half to higher than expected inflation, interest rate increases and geopolitical concerns.

Though the futures contracts tracked the index closely, the Fund lagged the market index because the return from the bond portfolio lagged the futures contracts cost-of-carry. During the period, the Federal Reserve continued to hike interest rates and caused all yields in the bond market to rise. Shorter duration bond yields rose somewhat more than longer duration bonds and the yield curve flattened further. Similar to past periods when short term interest rates were sharply rising, synthetic index funds lagged the returns of the broad equity market due to the increase in the futures contract cost-of-carry. Going forward, the Fund intends to continue to invest its assets in an investment grade, short maturity bond portfolio. As interest rates stabilize and normalize, our historical analysis suggests that such a portfolio should produce total returns that exceed the cost-of-carry of the futures contracts and lead to incremental returns exceeding those of the stock market index.

We also anticipate a more favorable environment for the stock market. We expect that the Federal Reserve will end its rate hikes, while the economy slows to a more sustainable pace. Barring severe economic contraction, periods following Fed tightening cycles have proven favorable for stock market returns. In addition, stock market price-earnings ratios look attractive after a multi-year valuation adjustment.

Average Annual Total Returns As of June 30, 2006
Enhanced Return Fund		S&P 500 Index
Since Inception	2.07%	2.71%

Outperforming the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any interest and capital gains. The Fund’s performance is after all fees, whereas the index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark.  Six month returns are not annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds
	Face Value	Dollar Value
Finance
Associates Corporation, 7.950% Due 2/15/10	200,000	213,750
Bank One Corporation, 6.875%, Due 8/01/06	325,000	325,406
Bank of America Subordinated Notes, 7.400% Due 1/15/11	1,100,000	1,170,125
BB & T Corporation Subordinated Notes, 7.250% Due 6/15/07	1,048,000	1,061,100
Citigroup Incorporated, 5.125% Due 2/14/11	1,500,000	1,464,375
Genworth Financial, 4.750% Due 6/15/09	1,095,000	1,068,994
Lincoln National Corporation Notes, 6.500% Due 3/15/08	1,000,000	1,012,500
Merrill Lynch and Company Notes, 4.7900% Due 08/04/10	1,000,000	966,250
Morgan Stanley Dean Witter, 3.625% Due 4/01/08	1,000,000	967,500
J.P. Morgan and Company, 7.125% Due 5/15/07	625,000	632,031
PNC Funding Corporation, 5.750%, Due 8/01/06	750,000	750,000
Torchmark Corporation Notes, 6.250%, Due 12/15/06	1,000,000	1,000,000
UBS AG Unsubordinated Note, Series 144A Var rate Due 10/26/07	800,000	734,336
US Bank NA Subordinated Notes, 6.375% Due 8/01/11	1,000,000	1,028,750
US Bank NA Subordinated Notes, 6.500% Due 2/01/08	870,000	881,963
Wachovia Corporation, 5.350% Due 3/15/11	500,000	493,125
Wachovia Corporation, 6.000% Due 10/30/08	670,000	676,700
Wells Fargo & Company, 3.750% Due 10/15/07	1,190,000	1,161,737
Total Finance: 27.7%		$15,608,642

Industrial
Conoco Funding Company, 5.450% Due 10/15/06	750,000	749,063
Danaher Corporation Notes, 6.000% Due 10/15/08	1,000,000	1,003,750
Dell Computer Senior Notes, 6.55% Due 4/15/08	894,000	906,293
First Data Corporation Notes, 4.700% Due 11/01/06	1,000,000	997,500
General Electric Capital Corporation Notes, 5.000% Due 2/15/07	2,000,000	1,992,500
Gillette Company Notes, 3.500% Due 10/15/07	1,000,000	972,500
Home Depot, 4.625% Due 8/15/10	1,585,000	1,527,543
United Technologies Corporation Notes, 7.000% Due 9/15/06	1,000,000	1,002,500
Wal-Mart Stores, 6.875%, Due 8/10/09	1,000,000	1,035,000
Total Industrial: 18.0%		$10,186,649

Sovereign
Ontario Province, 3.375% Due 1/15/08	1,000,000	967,500
Total Sovereign: 1.7%		$967,500

Utilities
Alabama Power Company, 7.125% Due 10/01/07	200,000	203,250
GTE California, Inc., 7.650% Due 3/15/07	730,000	739,125
Gulf Power Company, 6.500% Due 11/01/06	400,000	401,000
Pacific Bell Debentures, 6.8750% Due 08/15/06	1,000,000	1,001,250
Total Utilities: 4.1%		$2,344,625

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds (Continued)
	Face Value	Dollar Value
United States Government Agency Obligations
Federal Home Loan Bank, 3.850% Due 1/30/08	2,500,000	2,437,500
Federal Home Loan Bank, 4.500% Due 4/11/08	2,500,000	2,459,375
Federal Home Loan Mortgage Corporation, 5.125% Due 10/15/08	2,500,000	2,482,440
Federal National Mortgage Association, 2.500% Due 2/27/08	2,000,000	1,970,000
Federal National Mortgage Association, 3.600% Due 3/03/09	2,000,000	1,910,000
Federal National Mortgage Association, 3.410% Due 8/30/07	1,000,000	976,250
Federal National Mortgage Association, 3.700% Due 11/1/07	3,000,000	2,928,750
Tennessee Valley Authority, 5.6250% Due 01/18/11	1,000,000	1,002,500
Total United States Government Agency Obligations: 28.5%		$16,166,815

United States Government Treasury Obligations
United States Treasury Note, 4.375% Due 5/15/07	1,750,000	1,736,875
United States Treasury Note, 3.000% Due 2/15/09	1,000,000	947,500
United States Treasury Note, 4.000% Due 4/15/10	2,000,000	1,925,000
United States Treasury Note, 6.500% Due 10/15/06	1,500,000	1,504,922
Total United States Government Treasury Obligations: 10.8%		$6,114,297

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac Gold Mortgage Backed 7 Year Balloon, 5.000% Due 11/01/10	665,831	649,601
Freddie Mac Gold Mortgage Backed 5 Year Balloon, 4.500% Due 12/01/09	748,386	726,636
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	1,707,161	1,655,946
Freddie Mac CMO Pool 2171 Class B, 6.279% Due 6/15/09	540,000	548,769
Fed. National Mort. Assoc. CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	745,130	725,846
Total - U. S. Government Agency Obligations - Mortgage Backed Securities: 7.6%		$4,306,798

Total Fixed Income - Bonds: 98.4%		$55,695,326
(Fixed Income Identified Cost $56,880,816)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 4.16% yield *		1,430,108
Total Cash Equivalents: 2.5%		$1,430,108
(Cash Equivalents Identified Cost $1,430,108)

Total Portfolio Value: 100.9%		$57,125,434
(Total Portfolio Identified Cost $58,310,925)

Other Assets Less Liabilities -0.9%		$(498,488)

Total Net Assets: 100.0%		$56,626,946

*	Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds
	Face Value	Dollar Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	523,125
American International Group Notes, 2.875% Due 05/15/08	890,000	847,725
Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,067,500
Citigroup Incorporated Note, 6.000%, 2/21/12	750,000	758,438
US Bancorp Subordinated, 6.875% Due 9/15/07	250,000	252,813
US Bancorp Subordinated, 6.375% Due 8/01/11	650,000	668,688
Genworth Financial Notes, 4.750% Due 6/15/09	1,000,000	976,250
Merrill Lynch, 3.375%, Due 9/14/07	1,000,000	976,250
Morgan Stanley Dean Witter, 4.250% Due 5/15/10	830,000	783,312
Morgan Stanley Dean Witter, 4.750% Due 4/01/14	490,000	448,963
J.P. Morgan and Company, 7.125% Due 5/15/07	750,000	758,437
Progressive Corporation Senior Notes, 6.375% Due 1/15/12	640,000	656,800
Torchmark Corporation Notes, 6.250% Due 12/15/06	750,000	750,000
UBS AG Senior Unsubordinated Note, Series 144A Var rate Due 10/26/07	800,000	732,000
Wachovia Corp., 5.250% Due 8/01/14	1,180,000	1,125,425
Wells Fargo Co. Subordinated Notes, 4.950% Due 10/16/13	1,000,000	941,250
Weingarten Realty, 6.840% Due 11/07/07	500,000	506,875
Total Finance: 22.9%		$12,773,851

Industrial
Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,043,750
Conoco Funding Company, 5.450% Due 10/15/06	500,000	499,375
Target Corporation, 9.625% Due 2/01/08	380,000	400,425
Dell, Inc., 6.550%, Due 4/15/08	1,000,000	1,013,750
First Data Corporation Notes, 4.700% Due 11/01/06	750,000	748,125
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,115,000
General Electric Capital Corporation Notes, 6.000% Due 6/15/12	1,000,000	1,011,250
Gillette Company, 3.500% Due 10/15/07	1,000,000	972,500
Honeywell International, 6.2000% Due 02/01/08	500,000	503,750
Lowes Companies, Inc., 8.250% Due 6/01/10	390,000	425,587
McDonald's Corporation, 5.950% Due 1/15/08	425,000	426,594
Danaher Corporation Notes, 6.000% Due 10/15/08	600,000	602,250
Target Corporation, 6.350% Due 1/15/11	400,000	411,000
United Technologies, 7.125% Due 11/15/10	1,054,000	1,111,970
Wal-Mart Stores, 6.875% Due 8/10/09	500,000	517,500
Total Industrial: 19.3%		$10,802,826

Sovereign
Ontario Province, 3.375% Due 1/15/08	1,000,000	967,500
Total Sovereign: 1.7%		$967,500

Utilities
Alabama Power, 3.500% Due 11/15/07	425,000	412,781
Baltimore Gas & Electric, 6.625% Due 3/15/08	500,000	506,875
Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	529,375
Verizon Communications, 7.510% Due 4/01/09	500,000	519,375
National Rural Utilities, 5.700% Due 1/15/10	500,000	500,000
Total Utilities: 4.4%		$2,468,406

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds (Continued)
	Face Value	Dollar Value
United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 8/24/12	1,600,000	1,518,000
Federal Farm Credit Bank, 4.500% Due 10/20/11	2,500,000	2,378,125
Federal Home Loan Bank, 6.375% Due 8/15/06	2,000,000	2,001,884
Federal Home Loan Bank, 3.850% Due 1/30/08	2,400,000	2,340,000
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,507,500
Federal National Mortgage Association, 3.700% Due 11/01/07	2,000,000	1,952,500
Federal National Mortgage Association, 2.500% Due 2/27/08	2,000,000	1,970,000
Federal National Mortgage Association, 3.410% Due 8/30/07	650,000	634,563
Federal National Mortgage Association, 4.650% Due 5/17/10	1,000,000	971,250
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	161,812
Total United States Government Agency Obligations: 27.7%		$15,435,634

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 2/15/14	2,500,000	2,321,875
United States Treasury Note, 4.125% Due 5/15/15	2,000,000	1,857,500
United States Treasury Note, 5.500% Due 2/15/08	500,000	502,617
United States Treasury Note, 6.625% Due 5/15/07	500,000	505,410
United States Treasury Note, 7.000% Due 7/15/06	350,000	350,137
Total United States Government Treasury Obligations: 9.9%		$5,537,539

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac Mortgage Backed Gold 5 Year Balloon, 4.500% Due 3/01/08	558,747	545,302
Freddie Mac Mortgage Backed Gold 5 Year Balloon, 4.500% Due 12/01/09	748,386	726,636
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	1,350,000	1,302,368
Fed. Home Loan Mort. Corp CMO Pool 2963 Cl. DM, 5.500% Due 8/15/33	1,875,000	1,792,217
Freddie Mac CMO Series 2985 Class GE, 5.5000% Due 6/15/25	800,000	751,765
Fed. Home Loan Mort. Corp CMO Pool 3098 Cl. KE, 5.500% Due 9/15/34	2,000,000	1,907,164
Total - U. S. Government Agency Obligations - Mortgage Backed Securities: 12.6%		$7,025,452

Total Fixed Income - Bonds: 98.5%		$55,011,208
(Fixed Income Identified Cost $56,323,458)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 4.16% yield *		158,917
Total Cash Equivalents: 0.3%		$158,917
(Cash Equivalents Identified Cost $158,917)

Total Portfolio Value: 98.8%		$55,170,125
(Total Portfolio Identified Cost $56,482,375)

Other Assets Less Liabilities 1.2%		$658,628

Total Net Assets: 100.0%		$55,828,753

*	Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds
	Face Value	Dollar Value
Finance
Allstate Corporation, 7.200% Due 12/01/09	500,000	523,125
American General Corporation, 7.500% Due 8/11/10	500,000	531,250
American General Finance, 8.125% Due 8/15/09	500,000	533,125
Associates Corporation, 7.950% Due 2/15/10	642,000	686,137
Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,067,500
Citigroup Incorporated Notes, 6.000% Due 2/21/12	750,000	758,437
JP Morgan and Company Subordinated Notes, 5.250% Due 1/30/13	1,000,000	967,500
Mellon Financial, 6.700% Due 3/01/08	500,000	506,875
Merrill Lynch, 3.375% Due 9/14/07	750,000	732,187
Morgan Stanley Subordinated Notes, 4.750% Due 4/01/14	1,000,000	916,250
National City Bank, 6.250% Due 3/15/11	500,000	510,000
Progressive Corporation Senior Notes, 6.375% Due 1/15/12	500,000	513,125
Suntrust Banks Inc., 7.750% Due 5/01/10	500,000	534,375
US Bancorp Subordinated Notes, 6.300% Due 7/15/08	1,000,000	1,016,250
Wachovia Corporation Subordinated Notes, 5.250% Due 8/01/14	980,000	934,675
Wells Fargo Co. Subordinated Notes, 4.950% Due 10/16/13	950,000	894,187
Weingarten Realty, 6.840% Due 11/17/07	500,000	506,875
Total Finance: 23.4%		$12,131,873

Industrial
Target Corporation, 9.625% Due 2/01/08	380,000	400,425
Dell, Inc., 6.550%, Due 4/15/08	500,000	506,875
Eli Lilly & Company, 8.375% Due 12/01/06	500,000	505,000
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,115,000
General Electric Capital Corporation, 6.000% Due 6/15/12	1,000,000	1,011,250
Honeywell International, 6.2000% Due 02/01/08	500,000	503,750
Lowes Companies, Inc., 8.250% Due 6/01/10	500,000	545,625
McDonald's Corporation, 8.875% Due 4/01/11	500,000	564,375
Target Corporation, 6.350% Due 1/15/11	400,000	411,000
Wal-Mart Stores, 4.500% Due 7/01/15	1,000,000	908,750
Wal-Mart Stores, 6.875% Due 8/10/09	500,000	517,500
Washington Post, 5.500% Due 2/15/09	500,000	495,625
Total Industrial: 14.5%		$7,485,175

Utilities
Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	529,375
Verizon Communications, 7.510% Due 4/01/09	500,000	519,375
National Rural Utilities, 5.700% Due 1/15/10	500,000	500,000
Total Utilities: 3.0%		$1,548,750

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 8/24/12	2,000,000	1,897,500
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,073,094
Federal Home Loan Bank, 5.130% Due 5/24/13	800,000	783,000
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,507,500

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds (Continued)
	Face Value	Dollar Value
United States Government Agency Obligations - Continued
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	999,628
Federal Home Loan Bank, 7.605% Due 2/25/15	500,000	530,625
Federal Home Loan Mortgage Corp., 5.125% Due 10/15/08	500,000	496,488
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	2,000,000	1,897,500
Federal National Mortgage Association, 4.650% Due 5/17/10	1,500,000	1,456,875
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	528,125
Tennessee Valley Authority, 6.000% Due 3/15/13	2,200,000	2,257,750
Federal National Mortgage Association, 5.250% Due 1/15/09	500,000	497,652
Total United States Government Agency Obligations: 28.8%		$14,925,737

United States Government Treasury Obligations
United States Treasury Note, 5.000% Due 8/15/11	1,500,000	1,495,488
United States Treasury Note, 4.250% Due 8/15/15	2,000,000	1,872,500
United States Treasury Note, 6.500% Due 2/15/10	750,000	783,604
United States Treasury Note, 4.125 Due 5/15/15	2,500,000	2,321,875
United States Treasury Note, 4.750% Due 5/15/14	2,000,000	1,950,000
Total United States Government Treasury Obligations: 16.3%		$8,423,467

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp. CMO Series 2513, Class VK, 5.500% Due 9/15/13	1,455,532	1,443,052
Federal Home Loan Mortgage Corp. CMO Series 2517, Class VL, 5.000% Due 5/15/13	800,314	796,565
Federal Home Loan Mortgage Corp. CMO Pool 2877, Class AL, 5.000% Due 10/15/24	350,000	322,492
Federal Home Loan Mortgage Corp. CMO Pool 2963, Class DM, 5.500% Due 8/15/33	2,000,000	1,911,699
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 6/15/25	700,000	657,794
Federal National Mortgage Association DUS Pool #385365, 4.970% Due 8/01/09	1,000,000	979,375
Government National Mortgage Association, 5.500% Due 2/15/17	341,756	338,019
Total United States Government Agency Obligations - Mortgage Backed Securities: 12.5%		$6,448,996

Total Fixed Income - Bonds: 98.5%		$50,963,998
(Fixed Income Identified Cost $51,113,518)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 4.16% yield *		$37,888
Total Cash Equivalents: 0.1%		37,888
(Cash Equivalents Identified Cost $ 37,888)

Total Portfolio Value: 98.6%		$51,001,886
(Total Portfolio Identified Cost $52,151,406)

Other Assets Less Liabilities 1.4%		$744,991

Total Net Assets: 100.0%		$51,746,877

*	Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds
	Face Value	Dollar Value
Finance
Archstone Smith, 3.000% Due 06/15/08	300,000	285,000
Bank of America Subordinated Notes, 7.125% Due 3/01/09	253,000	261,855
Bank of America, 7.125% Due 9/15/06	35,000	35,088
Citicorp Subordinated Notes, 7.250% Due 9/01/08	701,000	722,906
Fleet Boston Financial Corporation, 4.875% Due 12/01/06	424,000	422,940
Genworth Financial Notes, 4.750% Due 6/15/09	500,000	488,125
J.P. Morgan and Company, 6.250% Due 1/15/09	445,000	449,450
J.P. Morgan and Company, 7.125% Due 5/15/07	50,000	50,562
Key Bank Subordinated Notes, 7.125% Due 8/15/06	50,000	50,063
Lincoln National Corporation Notes, 6.500% Due 3/15/08	270,000	273,375
Merrill Lynch and Company Notes, 4.790% Due 8/04/10	650,000	628,062
Morgan Stanley Dean Witter, 3.875% Due 1/15/09	500,000	480,000
PNC Funding Corporation, 6.500%, Due 5/01/08	135,000	136,688
PNC Funding Corporation, 6.875%, Due 7/15/07	400,000	403,000
Safeco Corporation Senior Notes, 4.200% Due 02/01/08	181,000	176,249
Safeco Corporation, 6.875% Due 7/15/07	211,000	213,110
Torchmark Corporation Notes, 6.250% Due 12/15/06	500,000	500,000
Wachovia Corp., 6.300% Due 4/15/08	35,000	35,481
Wachovia Corp., 6.400% Due 4/01/08	674,000	683,267
Total Finance: 25.2%		$6,295,221

Industrial
Becton Dickinson, 7.150% Due 10/01/09	110,000	114,813
Burlington Northern Mortgage Bonds, 9.250% Due 10/01/06	500,000	503,750
General Electric Capital Corporation Notes, 5.000% Due 6/15/07	1,000,000	993,750
General Electric Capital Corp Notes Floating Rate, 4.511% Due 6/11/08	100,000	99,000
General Mills Inc., 3.875% Due 11/30/07	261,000	254,149
Hewlitt Packard Company Notes, 5.500% Due 07/01/07	415,000	413,962
Hewlitt Packard Company Notes, 5.750% Due 12/15/06	25,000	25,031
Kroger Company, 7.800% Due 08/15/07	240,000	244,200
Kroger Company Senior Notes, 8.150% Due 07/15/06	25,000	25,000
Sherwin-Williams, 6.850% Due 02/01/07	50,000	50,250
Target Corporation, 7.500% Due 7/15/06	300,000	300,000
Texaco Capital, 7.090% Due 02/01/07	200,000	201,250
Wellpoint Incorporated, 3.500% Due 09/01/07	600,000	582,750
Total Industrial: 15.3%		$3,807,905

Utilities
Alabama Power Company, 2.800% Due 12/01/06	260,000	257,075
Bellsouth Corporation, 5.000% Due 10/15/06	253,000	252,368
Florida Power & Light, 7.625% Due 9/15/06	105,000	105,394
National Rural Utilities, 5.700% Due 1/15/10	309,000	309,000
Total Utilities: 3.7%		$923,837

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2006

Fixed Income Securities - Bonds (Continued)
	Face Value	Dollar Value
United States Government Agency Obligations
Federal Farm Credit Bank, 2.125% Due 7/17/06	50,000	49,937
Federal Home Loan Bank, 2.500% Due 3/30/07	400,000	392,500
Federal Home Loan Bank, 4.510% Due 11/07/06	25,000	24,906
Federal Home Loan Bank, 5.000% Due 1/23/09	1,000,000	988,750
Federal Home Loan Mortgage Corp., 4.370% Due 5/23/08	50,000	48,938
Federal Home Loan Mortgage Corp., 4.900% Due 11/03/08	50,000	49,250
Federal Home Loan Mortgage Corp., 5.125% Due 2/27/09	1,000,000	990,000
Federal Home Loan Mortgage Corp., 5.050% Due 12/08/08	1,060,000	1,049,400
Federal National Mortgage Association, 0.000% Due 11/22/06*	2,000,000	1,957,500
Federal National Mortgage Association, 5.400% Due 4/13/09	1,250,000	1,243,750
Total United States Government Agency Obligations: 27.2%		$6,794,931

United States Government Treasury Obligations
United States Treasury Bills, 0.000% Due 11/09/06	1,615,000	1,586,738
United States Treasury Note, 3.000% Due 12/31/06	500,000	494,375
Total United States Government Treasury Obligations: 8.3%		$2,081,113

United States Government Agency Obligations - Mortgage Backed Securities
Freddie Mac 5 Year Balloon, 4.500% Due 09/01/09	1,200,189	1,165,309
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	853,580	827,973
Federal National Mortgage CMO Pool 2006-54 Cl. PE, 6.000% Due 02/25/33	1,235,860	1,239,551
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	764,337	744,555
Total United States Government Agency Obligations - Mortgage Backed Securities: 15.9%		$3,977,388

Total Fixed Income - Bonds: 95.6%		$23,880,395
(Fixed Income Identified Cost $24,015,039)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 4.16% yield **		1,161,470
Total Cash Equivalents: 4.7%		$1,161,470
(Cash Equivalents Identified Cost $1,161,470)

Total Portfolio Value: 100.3%		$25,041,865
(Total Portfolio Identified Cost $25,176,509)

Other Assets Less Liabilities -0.3%		$(80,152)

Total Net Assets: 100.0%		$24,961,713

Futures Contracts	Long	Unrealized
	Contracts	(Depreciation)
Standard & Poors 500 expiring September 2006	2	(54,607)
(Notional Value of $281,778)

*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate at June 30, 2006.

JOHNSON MUTUAL FUNDS	June 30, 2006 - Unaudited

Statement of Assets and Liabilities

	Institutional Bond Fund I	Institutional Bond Fund II	Institutional Bond Fund III	Enhanced Return Fund
	Period Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 6/30/2006
Assets:
Investment Securities at Market Value*	$57,125,434	$55,170,125	$51,001,886	$25,041,865
Dividends and Interest Receivable	$721,020	$672,494	$757,855	$254,077
Fund Shares Sold Receivable	$0	$0	$0	$0
Total Assets	$57,846,454	$55,842,619	$51,759,741	$25,295,942

Liabilities:
Payable for Variation Margin on Futures Contracts	$0	$0	$0	$63,520
Investment Securities Purchased	$1,205,438	$0	$0	$0
Distributions Payable	$0	$0	$0	$263,540
Accrued Management Fees	$14,070	$13,867	$12,864	$7,169
Total Liabilities	$1,219,508	$13,867	$12,864	$334,229

Net Assets	$56,626,946	$55,828,752	$51,746,877	$24,961,713

Net Assets Consist of:
Paid in Capital	$58,894,879	$57,483,652	$53,032,211	$25,099,329
Undistributed Net Investment Income	($1,967)	$742	$570	$37,663
Undistributed Net Realized Gain
(Loss) from Security Transactions	($1,080,475)	($343,392)	($136,384)	$13,973
Net Unrealized Gain (Loss) on Investments	($1,185,491)	($1,312,250)	($1,149,520)	($134,645)
Net Unrealized Gain (Loss) on Futures Contracts	$0	$0	$0	($54,607)

Net Assets	$56,626,946	$55,828,752	$51,746,877	$24,961,713

Shares Outstanding (Unlimited Amount Authorized)	3,928,457	3,803,537	3,515,141	1,647,131

Offering, Redemption and
Net Asset Value Per Share	$14.41	$14.68	$14.72	$15.15

*Identified Cost of Securities	$58,310,925	$56,482,375	$52,151,406	$25,176,509

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2006 - Unaudited

Statement of Operations

	Institutional Bond Fund I	Institutional Bond Fund II	Institutional Bond Fund III	Enhanced Return Fund
	Period Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 6/30/2006	Period Ended 6/30/2006
Investment Income:
Interest	$1,145,647	$1,311,728	$1,437,298	$324,857
Total Investment Income	$1,145,647	$1,311,728	$1,437,298	$324,857

Expenses:
Gross Management Fee	$85,508	$84,147	$77,885	$67,583
Total Expenses	$85,508	$84,147	$77,885	$67,583
Management Fee Waiver
(See accompanying note #3)	$0	$0	$0	($43,929)
Net Expenses	$85,508	$84,147	$77,885	$23,654

Net Investment Income	$1,060,139	$1,227,581	$1,359,413	$301,203

Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from
Security Transactions	($14,974)	($77,702)	($37,642)	$13,973
Net Unrealized Gain (Loss)
on Investments	($463,661)	($1,099,132)	($1,668,704)	($134,645)
Net Unrealized Gain (Loss)
on Futures Contracts	$0	$0	$0	($54,607)

Net Gain (Loss) on Investments	($478,635)	($1,176,834)	($1,706,346)	($175,279)

Net Increase (Decrease) in Assets from Operations	$581,504	$50,747	($346,933)	$125,924

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2006 - Unaudited

Statement of Changes in Net Assets

	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2006	12/31/2005	6/30/2006	12/31/2005	6/30/2006	12/31/2005	6/30/2006	12/31/2005
Operations:
Net Investment Income	$1,060,139	$1,919,791	$1,227,581	$2,278,725	$1,359,413	$2,343,172	$301,203	$0
Net Realized Gain (Loss)
from Security Transactions	($14,974)	($88,244)	($77,702)	($215,538)	($37,642)	($98,880)	$13,973	$0
Net Unrealized Gain (Loss)
on Investments	($463,661)	($786,029)	($1,099,132)	($1,151,892)	($1,668,704)	($1,414,826)	($134,645)	$0
Net Unrealized Gain (Loss)
on Futures	$0	$0	$0	$0	$0	$0	($54,607)	$0
Net Increase (Decrease) in
Assets from Operations	$581,504	$1,045,518	$50,747	$911,295	($346,933)	$829,466	$125,924	$0
Payable for Variation Margin on Futures Contracts

Distributions to Shareholders:
Net Investment Income	($1,062,026)	($1,919,990)	($1,226,751)	($2,278,963)	($1,357,806)	($2,344,358)	($263,540)	$0
Net Realized Gain from
Security Transactions	$0	$0	$0	$0	$0	$0	$0	$0
Net (Decrease) in Assets
from Distributions	($1,062,026)	($1,919,990)	($1,226,751)	($2,278,963)	($1,357,806)	($2,344,358)	($263,540)	$0

Capital Share Transactions:
Proceeds From Sale of Shares	$5,481,226	$13,085,815	$5,025,431	$10,895,229	$5,238,926	$12,391,012	$24,118,799	$980,530
Net Asset Value of Shares Issued on
Reinvestment of Dividends/Gains	$0	$0	$0	$0	$0	$0	$0	$0
Cost of Shares Redeemed	($4,783,708)	($9,323,994)	($3,987,338)	($6,936,474)	($3,398,810)	($5,883,339)	$0	$0
Net Increase (Decrease) in Assets
from Capital Share Transactions	$697,518	$3,761,821	$1,038,093	$3,958,755	$1,840,116	$6,507,673	$24,118,799	$980,530

Net Change in Net Assets	$216,996	$2,887,349	($137,911)	$2,591,087	$135,377	$4,992,781	$23,981,183	$980,530
Net Unrealized Gain (Loss) on Futures Contracts

Net Assets at Beginning of Period	$56,409,950	$53,522,601	$55,966,663	$53,375,576	$51,611,500	$46,618,719	$980,530	$0

Net Assets at End of Period	$56,626,946	$56,409,950	$55,828,752	$55,966,663	$51,746,877	$51,611,500	$24,961,713	$980,530

Including Accumulated
Undistributed Net Investment Income	($1,967)	$0	$742	$0	$570	$0	$37,663	$0

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited 1/1/2006 To	Year Ended December 31
	6/30/2006	2005	2004	2003	2002	2001

Net Asset Value Beginning of Period	14.54	$14.77	$15.05	$15.26	$15.11	$15.21

Operations:
Net Investment Income	$0.27	$0.50	$0.47	$0.61	$0.75	$0.91
Net Gains (Losses) on Securities
(Realized and Unrealized)	($0.13)	($0.23)	($0.26)	($0.21)	$0.15	($0.10)
Total Operations	$0.14	$0.27	$0.21	$0.40	$0.90	$0.81

Distributions:
Dividends from Net Investment Income	($0.27)	($0.50)	($0.49)	($0.61)	($0.75)	($0.91)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	($0.27)	($0.50)	($0.49)	($0.61)	($0.75)	($0.91)

Net Asset Value at End of Period	$14.41	$14.54	$14.77	$15.05	$15.26	$15.11

Total Return	0.96%	1.87%	1.45%	2.66%	6.14%	5.42%

Net Assets End of Period (Millions)	$56.63	$56.40	$53.52	$47.95	$44.97	$45.34

Ratios *
Ratio of Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to
Average Net Assets	3.68%	3.43%	3.32%	4.03%	4.98%	5.89%

Portfolio Turnover Rate	11.14%	28.26%	40.71%	34.12%	56.13%	34.18%

*	Annualized

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited 1/1/2006 To	Year Ended December 31
	6/30/2006	2005	2004	2003	2002	2001

Net Asset Value Beginning of Period	$14.99	$15.36	$15.68	$16.00	$15.51	$15.40

Operations:
Net Investment Income	$0.32	$0.63	$0.61	$0.73	$0.84	$0.93
Net Gains (Losses) on Securities
(Realized and Unrealized)	($0.31)	($0.37)	($0.28)	($0.24)	$0.49	$0.11
Total Operations	$0.01	$0.26	$0.33	$0.49	$1.33	$1.04

Distributions:
Dividends from Net Investment Income	($0.32)	($0.63)	($0.65)	($0.73)	($0.84)	($0.93)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	($0.08)	$0.00	$0.00
Total Distributions	($0.32)	($0.63)	($0.65)	($0.81)	($0.84)	($0.93)

Net Asset Value at End of Period	$14.68	$14.99	$15.36	$15.68	$16.00	$15.51

Total Return	0.09%	1.71%	2.13%	3.08%	8.85%	6.86%

Net Assets End of Period (Millions)	$55.83	$55.96	$53.38	$47.52	$45.15	$46.12

Ratios *
Ratio of Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to
Average Net Assets	2.17%	4.14%	4.17%	4.59%	5.37%	5.89%

Portfolio Turnover Rate	5.21%	23.35%	39.20%	31.97%	35.85%	12.03%

*	Annualized

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited 1/1/2006 To	Year Ended December 31
	6/30/2006	2005	2004	2003	2002	2001

Net Asset Value Beginning of Period	$15.21	$15.68	$15.95	$16.28	$15.49	$15.42

Operations:
Net Investment Income	$0.39	$0.72	$0.71	$0.80	$0.86	$0.94
Net Gains (Losses) on Securities
(Realized and Unrealized)	($0.49)	($0.47)	($0.20)	($0.21)	$0.79	$0.07
Total Operations	($0.10)	$0.25	$0.51	$0.59	$1.65	$1.01

Distributions:
Dividends from Net Investment Income	($0.39)	($0.72)	($0.75)	($0.80)	($0.86)	($0.94)
Distributions from Net Realized Capital Gains	$0.00	$0.00	($0.03)	($0.12)	$0.00	$0.00
Total Distributions	($0.39)	($0.72)	($0.78)	($0.92)	($0.86)	($0.94)

Net Asset Value at End of Period	$14.72	$15.21	$15.68	$15.95	$16.28	$15.49

Total Return	-0.67%	1.65%	3.31%	3.67%	10.97%	6.65%

Net Assets End of Period (Millions)	$51.75	$51.61	$46.62	$41.90	$41.20	$41.55

Ratios *
Ratio of Expenses to
Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of Net Income to
Average Net Assets (1)	2.60%	4.70%	4.75%	4.94%	5.44%	5.98%

Portfolio Turnover Rate	2.09%	31.83%	14.48%	20.20%	36.53%	17.26%

*	Annualized

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited	Year Ended
	1/1/2006 To	December 31
	6/30/2006	2005*

Net Asset Value Beginning of Period	$15.00	$0.00

Operations:
Net Investment Income	$0.16	$0.00
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.15	$0.00
Total Operations	$0.31	$0.00

Distributions:
Dividends from Net Investment Income	($0.16)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00
Total Distributions	($0.16)	$0.00

Net Asset Value at End of Period	$15.15	$15.00

Total Return	2.07%	0.00%

Net Assets End of Period (Millions)	$24.96	$0.98

Ratios (1)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	0.00%
Average Net Assets after Waiver	0.35%	0.00%
Ratio of Net Income to
Average Net Assets before Waiver	3.74%	0.00%
Average Net Assets after Waiver	4.39%	0.00%

Portfolio Turnover Rate	12.85%	0.00%

*	Commencement Date December 30, 2006

(1)
All rates have been annualized. In 2005, the Adviser waived the 1.00% maximum management fee to a net fee of 0.00%. In 2006, the Adviser waived the 1.00% maximum fee to sustain a net fee of 0.35%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2007. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund are each diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2) Summary of Significant Accounting Policies:
Security Valuation and Transactions:

The investments in securities are carried at market value. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund's securities to materially affect the net asset value. The investments in securities are carried at market value. Security transactions are accounted for on trade date. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Futures contracts held by the Enhanced Return Fund are valued using the settlement price established each day on the exchange on which they are traded.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

3) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III pays the Adviser a management fee at the annual rate of 0.30% of the Fund's average daily net assets, which accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Advisor a management fee at the annual rate of 35%, after the voluntary waiver described below, of Fund’s average daily net assets.

NOTES TO THE FINANCIAL STATEMENTS

3) Investment Advisory Agreement con’t:
The Adviser received management fees for the six months ended June 30, 2006 as indicated below. The Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 35%. The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2007.

Fund	Fee	Fee
JIC Institutional Bond Fund I	0.30%	$85,508
JIC Institutional Bond Fund II	0.30%	$84,147
JIC Institutional Bond Fund III	0.30%	$77,885
Johnson Enhanced Return Fund	0.35%	$23,654

At June 30, 2006, management fees payable amounted to $14,070, $13,867, $12,864 and $7,169 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III and Johnson Enhanced Return Funds, respectively.

4) Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Total compensation for the Trustees as a group was $17,000 for the period ended June 30, 2006, and as a group they received no additional compensation from the Trust. The Trust consists of thirteen Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Disciplined Small Company Fund, Johnson Disciplined Large Company Fund, Johnson Dynamic Growth Fund, Johnson Equity Income Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2006, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III. At June 30, 2006 US Bank held in aggregate 60.67% of the Enhanced Return Fund in an omnibus account for the benefit of Johnson Investment Counsel, Inc.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) Purchases and Sales of Securities:

During January 1 through June 30, 2006, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$5,167,197	$2,255,000	$3,814,050	$3,916,678
JIC Institutional Bond Fund II	$2,081,470	$1,050,000	$3,282,695	$1,806,547
JIC Institutional Bond Fund III	$1,880,564	$400,000	$1,956,641	$662,541
Johnson Enhanced Return Fund	$12,681,808	$1,380,769	$11,434,210	$637,530

6) Capital Share Transactions:
As of June 30, 2006, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder's written or telephone request in proper form.

Capital Share Transactions for the Period January 1 -June 30, 2006:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	377,558	337,572	348,511	1,581,763
Shares Issued on Reinvestment Dividends	0	0	0	0
Subtotal	377,558	337,572	348,511	1,581,763
Shares Redeemed	(330,040)	(268,560)	(226,997)	0
Net Increase/Decrease During Period	47,518	69,012	121,514	1,581,763
Shares Outstanding:
December 31, 2005 (Beginning of Period)	3,880,939	3,734,525	3,393,627	65,368
June 30, 2006 (End of Period)	3,928,457	3,803,537	3,515,141	1,647,131

NOTES TO THE FINANCIAL STATEMENTS

7) Security Transactions:
For Federal income tax purposes, the cost of investments owned on June 30, 2006 was the same as identified cost. As of June 30, 2006 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$58,310,925	$2,673	$(1,188,164)	$(1,185,491)
JIC Institutional Bond Fund II	$56,482,375	$139,398	$(1,451,639)	$(1,312,241)
JIC Institutional Bond Fund III	$52,151,406	$445,977	$(1,595,496)	$(1,149,519)
Johnson Enhanced Return Fund	$25,176,509	$10,151	$(144,796)	$(134,645)

8) Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) Net Investment Income and Net Realized Capital Losses:

As of December 31, 2005, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009, ($941,004) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012 and ($88,244) expiring in 2013. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2005, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($50,432) expiring in 2012 and ($215,539) expiring in 2013. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2005, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($98,880) expiring in 2013. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2006	2005
Distributions paid from:
Undistributed Ordinary Income	$1,062,026	$1,919,990
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0
Total distribution paid	$1,062,026	$1,919,990

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	$0
Undistributed Long-Term Capital Gain	(1,065,501)
Unrealized Appreciation/(Depreciation)	(721,829)
Total distributable earnings on a tax basis	$(1,787,330)

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2006	2005
Distributions paid from:
Undistributed Ordinary Income	$1,226,751	$2,278,963
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0
Total distribution paid	$1,226,751	$2,278,963

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	$0
Undistributed Long-Term Capital Gain	(265,971)
Unrealized Appreciation/(Depreciation)	(213,118)
Total distributable earnings on a tax basis	$(479,089)

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2006	2005
Distributions paid from:
Undistributed Ordinary Income	$1,357,806	2,344,358
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0
Total distribution paid	$1,357,806	2,344,358

NOTES TO THE FINANCIAL STATEMENTS

10) Distributions to Shareholders con’t:

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	$0
Undistributed Long-Term Capital Gain	(98,880)
Unrealized Appreciation/(Depreciation)	519,185
Total distributable earnings on a tax basis	$420,305

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2006
Distributions paid from:
Undistributed Ordinary Income	$263,540
Undistributed Long-Term Capital Gain	0
Undistributed Short-Term Capital Gain	0
Total distribution paid	$263,540

DISCLOSURE OF EXPENSES

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2005 and held through June 30, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2005	Ending Account Value June 30, 2006	Expenses Paid During Period* January 1, 2005-June 30, 2006
Actual	$1,000.00	$1,040.22	$1.53
Hypothetical	$1,000.00	$1,023.31	$1.51

JIC Institutional Bond Fund II	Beginning Account Value December 31, 2005	Ending Account Value June 30, 2006	Expenses Paid During Period* January 1, 2005-June 30, 2006
Actual	$1,000.00	$1,001.40	$1.49
Hypothetical	$1,000.00	$1,023.31	$1.51

JIC Institutional Bond Fund III	Beginning Account Value December 31, 2005	Ending Account Value June 30, 2006	Expenses Paid During Period* January 1, 2005-June 30, 2006
Actual	$1,000.00	$993.12	$1.48
Hypothetical	$1,000.00	$1,023.31	$1.51

Johnson Enhanced Return Fund	Beginning Account Value December 31, 2005	Ending Account Value June 30, 2006	Expenses Paid During Period* January 1, 2005-June 30, 2006
Actual	$1,000.00	$1,010.00	$1.78
Hypothetical	$1,000.00	$1,023.06	$1.76

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Funds, the expense ratio is 30%, and for the Enhanced Return Fund, the expense ratio is 35%.

Review and Renewal of Management Agreements

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the management Agreements between the Trust and the Adviser on May 17, 2006. The Trustees reviewed a memorandum discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, economies of scale and compliance.

As to the performance of the Funds, the Trustees reviewed the December 31, 2005 performance data, which included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds. The Trustees discussed the impact of brokerage commissions on the Funds, noting that the returns were not significantly impacted because of the relatively low turnover rate. The Trustees noted that the equity funds had performed particularly well in the past year. It was the consensus of the Trustees that each of the Funds had performed well.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in a memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreement was consistent with the Board’s expectations, and that the overall quality of the services was excellent.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2005 by each Fund, both in total dollars as well as a percentage of assets. The Trustees also reviewed a list of mutual fund fees, which indicated average expense ratios for mutual funds in comparative categories and for specific local and national funds. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds' expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower half of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. Trustees compared Advisory fees paid by individual Adviser clients to the fees paid by the Funds. The Trustees also discussed the profitability of the Funds to the Adviser. A representative of the Adviser reported on the Adviser’s financial condition.

The Board concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a very cost effective basis. They also discussed the fact that the Adviser had subsidized the Funds for several years and that this was an important factor with respect to current profitability.

The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, it did not appear that excessive profits were being derived from the Funds. They indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, they would consider requesting break points. They acknowledged that the Adviser has a history of waving fees and the Independent Trustees agreed that, based on the Adviser’s past practice, it would be reasonable to expect the Adviser to offer additional waivers if and when such waivers were appropriate.

ADDITIONAL INFORMATION

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John W. Craig	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President, Secretary
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
National City Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable - schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 28, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 6, 2006

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 6, 2006

* Print the name and title of each signing officer under his or her signature.